May 6, 2010 Kraton Performance Polymers, Inc. First Quarter 2010 Earnings Conference Call Exhibit 99.1

CONFIDENTIAL
Disclaimers
Forward-Looking Statements
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or
“anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.
GAAP Disclaimer
This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

CONFIDENTIAL
Update on 2010 Business Priorities
Innovation-led Top-line
Growth
Capital Investment
Approved $27 million isoprene rubber conversion at Belpre
Committed to a $10 million isoprene rubber latex
debottleneck at Paulinia
Phase II system and control upgrades at Belpre on target
Initiated project scoping for new HSBC capacity
Earnings Growth
Solid year-over-year and sequential volume and revenue
growth
Benefited from “one-time” sales volume and FIFO
adjustment
Announced several rounds of price increases in response to
rising raw material and energy costs
Adjusted EBITDA up more than $50 million compared to
Q109
Critical Capabilities
Filled a majority of open positions in Q1
Recruiting underway for all remaining critical needs, including investor relations, market development, and engineering
capabilities

Vitality index improving towards goal
Strong recovery in some key markets such as automotive,
consumer goods and paving & roofing
Encouraging momentum in PVC-free alternative for medical
and wire and cable applications

CONFIDENTIAL
Volume Trends
Year-on-Year Change In Sales Volume:
Late Q3 2009, volume began to return to pre-economic crisis level
Q4 2009 and Q1 2010 represented a reversal in trends with both quarters posting volume growth
Q1 2010 up 20% v. Q4 2009; historically Q1 is flat to down versus prior year’s Q4
Sales volume grew from 47 kt in Q1 2009 to 73 kt Q1 2010, and excluding an estimated 6 kt
(representing approximately $18 million of revenue) of sales that the company believes are restocking and other “one-time” sales, volume is up 20 kt or approximately 43% versus Q1 2009

(36.3)%
(38.7)%
(24.2)%
(9.7)%
16.0%
54.6%
-50.0%
-25.0%
0.0%
25.0%
50.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
12.1%
42.5%
“One-time” Growth
Core Growth

CONFIDENTIAL Adhesives, Sealants and Coatings End Use Review 32% LTM Revenue Profile Change in Sales Revenue 5 55% Q1 2010 vs. Q1 2009 12% Q1 2010 vs. Q4 2009 End Use Revenue US $ in Millions ASC

Kraton Giving Innovators Their Edge

$56
$75
$92
Q1 09
Q4 09
Q1 10

CONFIDENTIAL
31%
Advanced Materials End Use Review

23%
Q1 2010 vs. Q4 2009
65% Q1 2010 vs. Q1 2009
LTM Revenue
Profile
Change in Sales Revenue End Use Revenue Change in Sales Revenue
US $ in Millions
AM

Kraton
Giving Innovators Their Edge

$33
$49
$62
Q1 09
Q4 09
Q1 10

CONFIDENTIAL
27%
Q1 2010 vs. Q4 2009
Paving and Roofing End-Use Review
27%

86%
Q1 2010 vs. Q1 2009
LTM Revenue
Profile
Change in Sales Revenue End Use Revenue Change in Sales Revenue
US $ in Millions
P&R

CONFIDENTIAL 7% Emerging Businesses End Use Review LTM Revenue Profile LTM Sales Revenue End Use Revenue US $ in Millions EB US $ in Millions Q1 2010 2009 2008 8 $61 $65 $35

6%
11%
13%
14%
12%
13%
20%
2005
2006
2007
2008
2009
Q1 2010 LTM
2011 Goal

CONFIDENTIAL
Innovation-led Top Line Growth

20% of revenue from innovation
20% contribution margin premium
Vitality Index
Vitality index in line with expectations
Strong recovery of automotive and overmolding applications as well as ASC innovation volumes
Encouraging momentum in PVC-free alternative for medical and wire and cable applications

155%
116%
61%
47
61
73
Q1 09
Q4 09
Q1 10

$178
$238
$273
Q1 09
Q4 09
Q1 10

$35
$43
$(10)
Q1 09
Q4 09
Q1 10

CONFIDENTIAL
Selected Financial Trends
(1) Excludes by-product revenue
(2) Adjusted EBITDA  is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
Volume (kt)
% of prior year

Sales Revenue (1)
(US $ in Millions)
Adjusted EBITDA (2)
(US $ in Millions)
Q1 09 Q4 09 Q1 10
EBITDA $ 5.3 $ 32.0 $ 41.2
Sponsor fees and expenses 0.5 0.5 ---
Restructuring and related charges 0.7 2.1 0.1
Other non-cash expenses 3.3 0.5 1.3
Gain on extinguishment of debt (19.5) --- ---
Adjusted EBITDA (2) $ (9.7) $ 35.1 $ 42.6
EBITDA to Adjusted EBITDA (2) Walk
(US $ in Millions)

CONFIDENTIAL
Q1 2010 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
US $ in Thousands except per share
data

Three months Ended Three months Ended Three months Ended
3/31/2010 12/31/2009 3/31/2009
Sales Volume (kt) 73 61 47
Total Operating Revenues 272,732 $                  250,708 $                 184,957 $
Cost of Goods Sold 203,605 189,840 176,023
Gross Profit 69,127 60,868 8,934
Operating expenses
Research and Development 5,984 6,098 4,969
Selling, General and Administrative 22,062 22,919 18,250
Depreciation and Amortization of Identifiable Intangibles 11,046 25,168 12,564
Gain on Extinguishment of Debt - - 19,491
Equity in Earnings of Unconsolidated Joint Venture 74 98 74
Interest Expense, net 6,064 9,179 8,908
Income (Loss) Before Income Taxes 24,045 (2,398) (16,192)
Income Tax Expense 4,250 (882) 269
Net Income (Loss) 19,795 $                    (1,516) $                   (16,461) $
Earnings (Loss) per Common Share - Diluted 0.64 $                       (0.07) $                     (0.85) $
Adjusted EBITDA
(1)
42,622 $                    35,043 $                  (9,717) $

CONFIDENTIAL
$251
$273
$51
$(17)
$(12)
Q4 2009 Volume Price By-Product Q1 2010
$185
$273
$93
$(6)
$8
$(7)
Q1 2009 Volume Price FX By-Product Q1 2010
Q1 2010 Operating Revenue Walk
Q1 2010 vs. Q4 2009
Q1 2010 vs. Q1 2009
US $ in millions

CONFIDENTIAL
$(10)
$43
$42
$14
$3
$(5)
$(1)
Q1 2009 Volume Price, less
costs
T/A R&D/SG&A FX/Other Q1 2010
$35
$43
$19
$(13)
$3
$(1)
Q4 2009 Volume Price, less
costs
T/A R&D/SG&A Q1 2010 Actual
Q1 2010 Adjusted EBITDA
(1)
Walk
Q1 2010 vs. Q4 2009
Q1 2010 vs. Q1 2009
US $ in millions
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
Includes $42
million benefit
from LIFO to
FIFO

Quarterly Net Cash Used in Operating Activities
$(73)
Q1 10
$(35)
Q1 09
$(50)
Q1 08

170
161
Q1 09
Q1 10

CONFIDENTIAL
Cash Flow
Q1 2010 reflects an increase in
working capital associated with an
increase in sales, higher inventory
(including effect of higher raw
material costs).
Cash conversion cycle (days)
favorable versus Q1 2009.
Working capital of 32% of LTM
revenue currently expected to return
to more normal  23% to 25% by year-
end.
US $ in millions

CONFIDENTIAL
Selected 2010 Estimates
Working capital (excluding cash) as a % of revenue 23% to 25%
Capital spending $50 to $55 million
Interest expense $24 to $25 million
Cash interest $23 to $24 million
Cash pension contributions $4 to $5 million
Restructuring charges $6 to $7 million
Cash restructuring $14 to $16 million
Depreciation and amortization $48 to $50 million
Book tax rate 20% to 25%
Cash tax rate 15% to 20%

May 6, 2010 Appendix

CONFIDENTIAL
Q1 2010 Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA

Three months Ended Three months Ended Three months Ended
3/31/2010 12/31/2009 3/31/2009
Net Income (Loss) 19,795 $                     (1,516) $                      (16,461) $
Add(deduct):
    Interest expense, net 6,064                         9,179                         8,908
    Income tax expense 4,250                         (882)                           269
    Depreciation and amortization expenses 11,046                        25,168                        12,564
EBITDA
(1)
41,155 $                     31,949 $                     5,280 $
EBITDA
(1)
41,155 $                     31,949 $                     5,280 $
Add(deduct):
    Sponsor fees and expenses -                             500                            500
    Restructuring and related charges 135                            2,144                         694
    Other non-cash expenses 1,332                         450                            3,301
    Gain on extinguishment of debt -                             -                             (19,491)
Adjusted EBITDA
(2)
42,622 $                     35,043 $                     (9,716) $
Restructuring and related detail:
Cost of goods sold - $                          105 $                         78 $
Selling, general and administrative 135                            2,039                         616
Total restructuring and related charges 135 $                         2,144 $                       694 $
US $ in Thousands
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

May 6, 2010 Kraton Performance Polymers, Inc. First Quarter 2010 Earnings Conference Call